                                                                    Exhibit 10.6

                                   AMENDMENT I
                         DEVELOPMENT AND SALES AGREEMENT
   BY AND BETWEEN SPECTRA SCIENCE CORPORATION AND COMTEC INFORMATION SYSTEMS,
                                      INC.

This amendment dated December 12, 2000 amends the agreement made November 1, 1999.

Spectra and Comtec mutually agree that:
1) the dates specified in the original agreement will be changed to the best efforts dates as follows:

          In paragraph 2.1, [***] will be amended to [***].(Delivery of 5 rev D units)

          In paragraph 2.1, [***] will be changed to [***].(Complete Project Dev. Program)

          In paragraph 2.2 (a), [***] will be changed to [***] (Delivery of 3 rev C units with chargers).

          In paragraph 4.2, [***] will be changed to [***] and December 31, 2000 will be changed to [***].

          Spectra Science will order an additional quantity of [***] rev. D units with chargers by [***] for delivery by [***]. Pricing will be [***] per unit. The Product Specification will be ES-239 Rev. D dated 11/30/00.

          An additional quantity of [***] production units whose cases will be molded with production tooling will be ordered by Spectra Science prior to [***] for delivery by [***]. Co-funding of the project will be as indicated in the full Agreement. Pricing will be [***] per unit The Product Specification will be ES-239 Rev. E dated 5/15/01.

2) In paragraph 2.1, the additional [***] prototype units to be delivered on or before [***], will be deleted.

3) The specifications for the product are set forth in the document attached hereto as Exhibit B, entitled - Engineering Specification for Pocket Eye Terminal (ES-239, Rev. D) dated November 7, 2000. The specifications for the product delivered after June 30, 2001 will be Engineering Specification for Pocket Eye Terminal (ES-239, Rev. E) dated May 15, 2001.

     The Rev. E specifications will include [***].

SPECTRA SCIENCE CORPORATION


By: /s/ Nabil M. Lawandy                  Title: Chairman and CEO
   -----------------------------


COMTEC INFORMATION SYSTEMS, INC.


By: /s/ Illegible                         Title:
   -----------------------------                --------------------------------

[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                         DEVELOPMENT AND SALES AGREEMENT
                                      [***]

     Agreement made this 1st day of November, 1999, by and between SPECTRA SCIENCE CORPORATION, a Delaware corporation with its principal office at 155 South Main Street, Providence, Rhode Island 02903 ("Spectra"), and COMTEC INFORMATION SYSTEMS, INC., a Rhode Island corporation with its principal place of business at 30 Plan Way, Warwick, Rhode Island 02886 ("Comtec").

                              W I T N E S S E T H:

     WHEREAS, Spectra is engaged in designing, producing and implementing optical materials and systems, with particular focus on textile and security system applications;

     WHEREAS, Comtec is engaged in the design and manufacture of computer system hardware products, including portable and hand-held terminals and reading devices (bar code readers, etc.);

     WHEREAS, Spectra requires the development and production of a hand-held reader/data terminal for its LaserCode(TM) automated identification systems for textile and security applications; and

     WHEREAS, Comtec wishes to develop and sell such devices to Spectra on the terms and conditions set forth herein, and Spectra wishes to purchase such devices from Comtec on said terms and conditions.

     NOW, THEREFORE, in consideration of these premises, and of the mutual covenants and agreements set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

SECTION 1. DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings:

     "Confidential Information" shall mean all general and specific knowledge, experience and information, including, without limitation, all inventions, trade secrets, know-how and improvements thereof, and all patent and proprietary rights now owned or possessed or hereafter developed or acquired by or on behalf of a party relating to the Product Development Program during the Term. Such term also includes, without implied limitation, (i) proprietary scientific data or information, or commercial or financial information submitted by one party to the other party and indicated or marked "confidential" relating to the Product Development Program, (ii)


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

as to Spectra, all of Spectra's technology, know-how and other proprietary information related to optical identification systems, and (iii) as to Comtec, all of Comtec's technology, know-how and other proprietary information related to computer systems and equipment, including reading devices. Notwithstanding the above, the parties agree that the term "Confidential Information" shall not include information which:

          (i) was at the time of receipt otherwise known to the non-disclosing party, as demonstrated by contemporaneous written evidence, without restriction from a source other than the disclosing party;

          (ii) becomes known or available to the non-disclosing party without restriction from a source other than the disclosing party legally entitled to disclose the same and without breach of this Agreement by the non-disclosing party;

          (iii) is or becomes part of the public domain without breach of this Agreement by the non-disclosing party;

          (iv) is publicly or privately disclosed in accordance with the approval of the party who owns or has rights to such confidential information, or

          (v) is required to be disclosed by a court order or governmental civil investigative demand which the other party has had a reasonable opportunity to contest prior to any disclosure; provided, that disclosure under this paragraph (v) may be made only to the entity issuing such order or demand, and only to the extent legally required in the opinion of Spectra's or Comtec's counsel, as the case may be.

     "Effective Date" shall mean the date first above written.

     "Invention(s)" shall mean any invention, discovery, improvement, development, process, know-how, knowledge, trade secret, or data, conceived or first reduced to practice by either or both parties or their employees or agents pursuant to the Product Development Program and under this Agreement, or renewals hereof, whether or not patented or patentable.

     "Person" shall mean any individual, corporation, partnership, joint venture, trust or unincorporated organization or a government or any agency or political subdivision thereof.

     "Product Development Program" shall mean the development by Comtec of prototypes of [***].

     "Product" shall mean the one or more types of [***] developed by Comtec as a result of the Product Development Program.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

     "Term" shall mean the period commencing on the Effective Date and ending on December 31, 2009, as such period may be extended by the mutual consent of the parties hereto or terminated in accordance with the provisions of this Agreement.

     "Unit" shall mean a complete single unit of the Product.

SECTION 2. PRODUCT DEVELOPMENT

     2.1 Prototype Units. Between the Effective Date and [***], Comtec will use its best efforts to develop, construct and deliver to Spectra [***] prototype Units of the Product meeting the specifications set forth in Exhibit A. On or before [***], Comtec will use its best efforts to construct and deliver to Spectra [***] additional prototype Units of the Product meeting said specifications. Spectra shall determine (which determination will not be unreasonably withheld) whether these prototype Products meet the fundamental required specifications and will function for their intended purpose; provided, however. Spectra acknowledges and agrees these prototype Units may possess operating characteristics that fall outside the specifications of the Product, with the understanding that the prototypes will perform the necessary basic functions of [***]. In addition, the parties acknowledge and agree that the aesthetics and the manner of construction of these prototype Units may vary in substantial respects from what will be the final version(s) of the Product. The parties agree to use their best efforts to complete the Project Development Program, including the acceptance process, by [***].

     2.2 Consideration for Product Development. As consideration for Comtec's undertaking the Product Development Program on an accelerated schedule, Spectra will:

     (a) Pay Comtec [***], payable by delivery of two certified or cashier's checks, one for [***] payable on the Effective Date and one for [***] payable when [***](scheduled to occur on or before [***]); and

     (b) Issue to Comtec on the Effective Date [***] shares of Spectra's authorized but unissued Series D Convertible Preferred Stock. The shares will be held in escrow by Spectra until Spectra receives and approves the first [***] prototype Products (delivery of the shares to be conditional upon the same), at which point Spectra will deliver the shares promptly to Comtec. In connection with that share issuance, the parties will enter into a "Series D Convertible Preferred Stock Purchase Agreement" in substantially the form set forth in Exhibit B attached hereto, and Comtec will become an additional signatory to (i) Spectra's "Third Amended and Restated Stockholders' Agreement", a copy of which is attached hereto as Exhibit C, and (ii) Spectra's "Third Amended and Restated Registration Rights Agreement", a copy of which is attached hereto as Exhibit D.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SECTION 3. OWNERSHIP OF TECHNOLOGY; CONFIDENTIAL INFORMATION

     3.1 Exclusive Ownership. Comtec shall exclusively own [***]. Spectra shall exclusively own [***].

     3.2 Confidential Information. All information to be provided to either party shall be on a "need to know" basis. Each parry to this Agreement shall use its best efforts and take all reasonable precautions to protect the Confidential Information of the other party from publication (orally or in writing) to persons or entities other than those agents or employees of the party who require access in order to fulfill the purposes of this Agreement. Upon request of a party, the other party shall require its agents and employees to execute written agreements to abide by the terms of this Section 3.2, and shall furnish copies of such agreements to the requesting party. In addition, all third parties (such as suppliers, customers or laboratories) who require access to any Confidential Information shall be required to sign a confidentiality agreement in a form to be agreed upon by the parties hereto. The parties agree that the rights and obligations of this Section 3.2 shall continue in full force and effect for five (5) years after the termination of this Agreement for any reason.

SECTION 4. PRODUCT PRODUCTION AND SALE

     4.1 Exclusive Supplier. Upon the completion of the Product Development Program, and acceptance of the Product by Spectra, and for the balance of the Term, Spectra will purchase from Comtec, and Comtec will supply, [***]. All Products supplied hereunder will carry Spectra's name, trademark and trade dress, as designated from time to time by Spectra. Comtec agrees to manufacture Products (and other kinds of [***]) for [***]. Comtec agrees to produce quantities of the Products sufficient to fill Spectra's orders. No order shall be for fewer than [***]. In the event that Comtec is unable or unwilling to supply all of Spectra's requirements for Products pursuant to Spectra purchase orders for a period of two hundred seventy (270) days or more, Spectra shall be free, upon thirty (30) days' written notice to Comtec of the unavailability of a supply of Products sufficient for Spectra's requirements for at least one hundred eighty (180) days prior to such notice, to grant a manufacturing license to a third party (which third party may be Spectra itself) and to purchase from such third party any or all of its requirements for Products, unless such inability or


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

unwillingness to supply is cured prior to the expiration of the notice period. Comtec agrees to make available to, and permit such third party manufacturer to use, any Comtec technology, know-how and assistance necessary to manufacture the Products, provided that such third party manufacturer agrees in writing (i) to keep such information confidential in accordance with confidentiality requirements equivalent to the provisions of this Agreement and (ii) to use such information only for the purpose of manufacturing Products for Spectra or its affiliates. In lieu of exercising its rights under this Section 4.1, Spectra may elect to treat Comtec's inability or unwillingness to supply its requirements as a material breach of this Agreement.

     4.2 Initial Purchases. Assuming completion of the Product Development Program on the schedule provided in Section 2.1, Comtec will be prepared to deliver to Spectra inventory of at least [***] Units between [***] and [***]. Comtec and Spectra will share the cost of producing the initial [***] Units at [***] each; Spectra shall provide its [***] share on the later of [***] or the date on which the order for such initial Units is placed. Upon delivery thereof to Spectra, Spectra will pay the purchase price for the same, less the amount advanced to fund the production costs. The manufacture of these Units will commence immediately after the completion of the Project Development Program (targeted for [***]). The [***] start date will be moved to a later date only to the extent required by (i) a mutually agreed-upon delay in completing the Project Development Program, (ii) a delay on the part of Spectra not occasioned by performance delays on the part of Comtec, in approving the prototype Products, or (iii) one of the factors described in Section 7.

     4.3 Subsequent Orders. Spectra shall place each purchase order with Comtec for Products to be delivered hereunder at least [***] days prior to the delivery date specified in each respective order. In the interest of maintaining an orderly supply of the Products, Spectra agrees to place with Comtec an automatic annual order of a minimum of [***] Units during the first week of each [***], beginning in the year [***], unless Spectra shall have given Comtec notice to the contrary on or before [***] of the prior calendar year. Comtec shall maintain a back-up inventory of Products of approximately [***] Units to meet Spectra's emergency purchase orders, to replace rejected Products, and other similar situations. Such inventory level shall be mutually agreed by the parties. Spectra shall notify Comtec in writing with respect to any claim that a Product fails to meet specifications or with respect to any shortage in quantity of any shipment of Products within ten (10) business days of receipt of such Products. In the event of such rejection or shortage, Comtec shall replace the rejected Products or make up the shortage from back-up inventory within seven
(7) business days of the notification of such rejection or shortage if replacement stock is available, and in any case as soon as reasonably possible after receiving such notice, at no additional cost to Spectra.

     4.4 Pricing. The sale price for the [***] sold by Comtec to Spectra will be [***] per Unit. Thereafter, the price for all additional Units sold to Spectra during the Term will be [***] per Unit.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SECTION 5. LICENSE

     [***]

SECTION 6. REPRESENTATIONS

     6.1 Authority of Spectra. Spectra represents and warrants to Comtec that it has full right and authority to enter into this Agreement without the consent or approval of any third party, except as contemplated by the documents set forth as Exhibits B, C and D hereto.

     6.2 Authority of Comtec. Comtec represents and warrants to Spectra that it has full right and authority to enter into this Agreement without the consent or approval of any third party.

     6.3 Inventions. Each of the parties hereto hereby represents, warrants and covenants that its employees are, and will be during the term of this Agreement, subject to assignment agreements with each respective employer such that such employees are required to assign to their respective employers all rights to inventions developed during the course of their employment.

     6.4 WARRANTY. COMTEC WARRANTS THAT THE PRODUCTS SOLD TO BUYER PURSUANT TO THIS AGREEMENT WILL CONFORM TO THE PRODUCT SPECIFICATIONS SET FORTH IN EXHIBIT
A. THIS EXPRESS WARRANTY REPLACES AND IS IN LIEU OF ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR APPLICATION OR USE. IN NO EVENT SHALL COMTEC BE LIABLE TO SPECTRA FOR ANY LOST PROFITS OR SPECIAL OR CONSEQUENTIAL DAMAGES. IN THE EVENT OF A CLAIM BY SPECTRA, COMTEC AND SPECTRA SHALL ATTEMPT TO RESOLVE THE MATTER IN GOOD FAITH FOR A PERIOD OF AT LEAST NINETY (90) DAYS. IN THE EVENT THE CLAIM CANNOT BE RESOLVED BETWEEN COMTEC AND SPECTRA, THE DISPUTE SHALL BE RESOLVED BY AN ARBITRATION AS SET FORTH IN SECTION 9 HEREOF.

SECTION 7. FORCE MAJEURE

     Neither Comtec nor Spectra shall be liable or deemed in default for failure to perform or delay in performance due to any reason beyond its control, including, but not limited to, acts of


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

God, acts of nature, acts of governments, fire, flood, accidents, strikes or other interruptions of labor, shortages or scarcity of material, electricity, labor or fuel, mechanical breakdowns, or inability to obtain transportation, provided each party shall give the other timely notice of inability to perform or deliver.

SECTION 8. TERMINATION

     8.1 Right to Terminate. Without prejudice to any other rights or remedies either party might have, either party shall have the right to terminate this Agreement if the other party commits any serious or persistent breach of this Agreement.

     8.2 Bankruptcy. In the event that one of the parties shall go into liquidation, or a receiver, custodian or trustee be appointed for the property or estate of that party, or the party makes an assignment for the benefit of creditors, and whether any of the aforesaid events be the outcome of the voluntary act of that party, or otherwise, the other party shall be entitled to terminate this Agreement forthwith by giving written notice to the first party.

     8.3 Effect of Termination. Upon the expiration or termination of this Agreement for any reason, the provisions of Sections 3, 6.4, 10.4 and 10.10 and any payment obligations accrued prior to the date of termination shall continue in full force and effect.

SECTION 9. ARBITRATION

     9.1 Commitment. Any controversy, dispute or claim arising out of or relating to this Agreement, other than the failure of Spectra to purchase or Comtec's failure to sell the required quantities of Products, shall be resolved by arbitration in accordance with the provisions hereof and shall be in accordance with the Commercial Arbitration Rules (the "AAA Rules") of the American Arbitration Association (the "AAA"), and judgment on the award rendered by the arbitrators may be entered and specifically enforced in any court having jurisdiction thereof.

     9.2 Process. Pursuant to AAA Rule 14, the parties to such controversy, dispute or claim shall each appoint an arbitrator within ten (10) days of a party giving a demand for arbitration (the "Demand for Arbitration") pursuant to AAA Rule 6(a). A neutral arbitrator shall be appointed by the party-appointed arbitrators pursuant to AA Rule 15 within 10 days of the Demand for Arbitration. In the event any party fails to appoint an arbitrator within the time frames set forth above, or in the event the party-appointed arbitrators fail to appoint a third arbitrator within the time frames set forth above, AAA shall, within three business days following such failure, appoint such arbitrator(s). Each of the arbitrators shall have no less than 5 years experience in the optical materials and systems business. The situs for an arbitration pursuant to this Section shall be in Providence, Rhode Island.

     9.3 Award. A final award shall be rendered as soon as reasonably possible and in any event within 180 days of filing of such Demand for Arbitration.

     9.4 Miscellaneous. The parties agree that the arbitrators shall have the right to shorten the length of any notice periods or other time periods provided in the AAA Rules and to implement Expedited Procedures under the AAA Rules in order to ensure that the arbitration process is completed within the time frames provided herein. The arbitration award shall be in writing. The costs of the arbitration, including arbitrator's fees, shall be allocated among the parties in whatever manner the arbitrators determine is appropriate. The arbitrators shall not be entitled to award punitive damages to either party. To the extent permitted by AAA Rules, and subject to the time periods provided herein, the parties shall be entitled to document discovery from one another and from third parties.

SECTION 10. MISCELLANEOUS

     10.1 Assignment. Except as otherwise provided in this Agreement, the rights and obligations of the parties under this Agreement may not be assigned without the prior written consent of the other party.

     10.2 Headings. Each party hereby agrees that marginal headings appearing at the beginning of the numbered articles hereof have been inserted for convenience only and do not constitute any part of this Agreement.

     10.3 Independent Contractors. Comtec and Spectra agree that each party to this Agreement is operating as an independent contractor and not as an agent for the other. This Agreement shall not constitute a partnership or joint venture, and neither party may be bound by the other to any contract, arrangement or understanding except as specifically stated herein.

     10.4 Publicity. No publicity, news release, or other public announcement, written or oral, whether to the public press, to stockholders, or otherwise relating to this Agreement, to any amendment hereto or to performance hereunder or the existence of the arrangement between the parties shall be originated by either party or their employees without written approval of the other party to this Agreement, except as required by law.

     10.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Rhode Island.

     10.6 Waiver of Rights. No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall, nor shall any single or partial exercise of any such power, right or privilege, operate as a waiver thereof. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     10.7 Integration. This document sets forth the entire understanding between the parties relating to the subject matter contained herein and merges all prior discussions between them.

     10.8 Severability. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired; provided, however, that in such case the parties oblige themselves to use their best efforts to achieve the purpose of the invalid provision by a new legally valid stipulation.

     10.9 Amendments. If any party desires a modification of this Agreement the parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of such modification. Such modification shall not be effective until a written amendment is signed by the signatories hereto or by their representatives duly authorized to execute such amendment.

     10.10 Use of Name. A party to this Agreement shall have no right to use the name, trademark, or trade name of the other party with any product, promotion or publication without the prior written approval of such other party.

     10.11 Notices. All notices pertaining to or required by this Agreement shall be in writing and signed by an authorized representative, and shall be delivered by hand or sent by air courier, or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to Spectra:

                    155 South Main Street
                    Providence, Rhode Island 02903

          If to Comtec:

                    30 Plan Way
                                -----------------------------------------
                    Warwick, Rhode Island 02886

     Notice should be presumed receive don the date of delivery if delivered by hand, on the next business day if sent by air courier, and on the third business day after mailing (if sent by U.S. mail).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the duly authorized officers in duplicate as of the day and year first above written.

WITNESSES:                                      SPECTRA SCIENCE CORPORATION


/s/ Illegible                                   By: /s/ Nabil M. Lawandy
--------------------------                          ----------------------------
                                                Title: Chairman & CEO


                                                COMTEC INFORMATION SYSTEMS, INC.


/s/ Illegible                                   By: /s/ Illegible
--------------------------                          ----------------------------
                                                Date:  11/1/99
                                                Title: Chairman & CEO

                                    EXHIBIT A

                             PRODUCT SPECIFICATIONS

          Original specifications in process of technical review update

                             Product Specification
             Hand-held reader/terminal for fluorescent-based coding
                              (e.g. LaserCode(TM))

Overview

Spectra Science seeking a turnkey solution for a hand-held reader/data terminal for its LaserCode(TM) automated identification technology. The patented LaserCode(TM) technology has been specifically developed for the textile rental industry and overcomes many limitations of other automated identification technologies such as bar codes and radio-frequency chips.

[***]

A machine which reacts a LaserCode(TM) label must be able to:

(1)  [***]
(2)  [***]
(3)  [***]
(4)  [***]

The above four steps all need to take place in about [***].

The specifications for such a device follows.

General Specifications:

Size/weight:                      [***]
Power:                            [***]
Battery on-time:                  [***]
Communication ports:              [***]
Display:                          [***]
Audio:                            [***]
Keypad:                           [***]

Environmental:

Temperature range:                [***]
                                  [***]
Shock:                            [***]
Humidity:                         [***]

Optical receiver specifications:

Imaging FOV:                      [***]
Minimum imaging distance:         [***]
Maximum imaging distance:         [***]
Shutter:                          [***]
Gain:                             [***]
Imager:                           [***]
Other optical filters:            [***]


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Optical illuminator specifications:

Repetition rate:                  [***]
Target Amplitude stability:       [***]
Preferred i11uminator type:       [***]
                                  [***]
Optical Filtering:                [***]
Peripheral illuminator:           [***]

Electrical specifications:

Image data-to-memory speed:       [***]
Image data format:                [***]
Processor:                        [***]
Flash Storage:                    [***]
RAM:                              [***]

Software specifications:

RT0S:                             [***]
Device drivers:                   [***]
Decoding Software Core:           [***]
Input to Decoding Core:           [***]
Output of Decoding core:          [***]
Decode Time Target:               [***]

Contact information

John Moon
Senior Research Engineer
Spectra Science Corporation
Moon@spectra-science.com
(401)431-2835 x36


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.